EXHIBIT 10.3

AGREEMENT OF GUARANTY AND SURETYSHIP
(COMPLETION)
THIS AGREEMENT OF GUARANTY AND SURETYSHIP (this “Guaranty”) is made as of the 11th day of August, 2014, by BEHRINGER HARVARD OPPORTUNITY REIT I, INC., a Maryland corporation (the “Guarantor”), jointly and severally, to and for the benefit of GREAT AMERICAN LIFE INSURANCE COMPANY, an Ohio corporation, its successors and assigns (the “Lender”).
RECITALS:
A.    As more fully provided in that certain Deed of Trust, Fixture Filing, Assignment of Rents and Security Agreement (“Deed of Trust”) of even date herewith by and between CHASE PARK PLAZA, LLC, a Delaware limited liability company (the “Borrower”) and Lender, Lender has agreed to make a loan to the Borrower in the original principal amount of $62,500,000.00 (the “Loan”).
B.    The Loan is evidenced by that certain Promissory Note of even date herewith given by Borrower to Lender in the stated original principal amount of $62,500,000.00 (as the same may be amended, supplemented, renewed or replaced from time to time, the “Note”).
C.    Guarantor will benefit directly and substantially from the making of the Loan.
D.    The execution and delivery of this Guaranty is a condition precedent to Lender's making the Loan.
NOW, THEREFORE, to induce Lender to make the Loan and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, each Guarantor hereby covenants and agrees as follows:
1.Defined Terms. Unless otherwise defined herein, all capitalized terms herein shall have the meanings ascribed to them in the Deed of Trust.
2.    Guaranty of Completion; Limitation on Obligations; Termination of Obligations.
(a)     Guarantor hereby unconditionally guarantees and becomes surety as though it were a primary obligor for all of the following (hereinafter collectively referred to as the “Guaranteed Obligations”):
(i)        Borrower shall construct, equip and complete the Required Room Renovations (as such term is defined in Section 2.33 of the Deed of Trust) pursuant to and in accordance with the Deed of Trust (“Completion Guaranty Improvements”), and shall timely pay, perform and discharge all costs, expenses, liabilities and obligations with respect to such construction, equipping and completion;
(ii)        Borrower shall at all times keep the Property free and clear of all liens and claims which may arise from or in any way relate to the construction, equipping and completion of the Completion Guaranty Improvements, including, without limitation, liens and claims of any and all persons and entities performing labor or furnishing materials, or both, with respect to the Completion Guaranty Improvements; and

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(iii)        Borrower shall promptly discharge all other obligations, liabilities, costs and expenses relating to the timely completion of the Completion Guaranty Improvements.
(b)    Guarantor unconditionally and irrevocably covenants and agrees that, to the extent Borrower fails to do so, they shall timely, at their sole cost and expense:
(i)        perform, complete and discharge the covenants, obligations, liabilities, costs and expenses referred to in, and in accordance with, subparagraph (a)(i) above; and;
(ii)        remove all liens and satisfy all claims which may arise from or in any way relate to the construction, equipping or completion of the Completion Guaranty Improvements, including, without limitation, the liens and claims of any and all persons and entities performing labor or furnishing materials, or both, with respect thereto;
(iii)        discharge the obligations, liabilities, costs and expenses referred to in, and in accordance with, subparagraph (a)(iii) above; and
(iv)        pay all other costs and expenses related to the completion of the Completion Guaranty Improvements, including all expenses incurred by or on behalf of Lender and all monies advanced by Lender, at its option, to timely secure, protect, partially complete or complete in full the Completion Guaranty Improvements.
(a)    Notwithstanding anything to the contrary set forth in this Guaranty, in no event will Guarantor be required to pay more than Six Million Five Hundred Thousand Dollars ($6,500,000) in satisfaction of its liabilities under this Guaranty.
(b)    Guarantor acknowledges and agrees that its obligations hereunder are separate and distinct from, and in addition to, Guarantor’s obligations under that certain Indemnity, Guaranty and Suretyship Agreement of even date herewith given from Guarantor to Lender.
(c)    This Guaranty shall terminate automatically and be of no further force and effect upon the completion and performance of the Completion Guaranty Improvements (i.e. the completion of the Required Room Renovations) pursuant to and in accordance with Section 2.33 of the Deed of Trust. If requested by Guarantor, after completion and performance of the Completion Guaranty Improvements, Lender shall execute and deliver to Guarantor a release, in form and substance acceptable to Lender, evidencing the termination of this Guaranty.
3.    Agreement to Perform. Guarantor agrees to perform the Guaranteed Obligations as required hereunder upon demand of Lender. Guarantor agrees to perform the Guaranteed Obligations irrespective of whether any one or more of the following events has occurred: (i) Lender has made any demand on the Borrower other than any notice specifically required under the Loan Documents; (ii) Lender has taken any action of any nature against the Borrower pursuant to and in accordance with the Loan Documents; (iii) Lender has pursued any rights which it has against any other person or entity who may be liable for the Guaranteed Obligations; (iv) Lender holds or has resorted to any security for the Guaranteed Obligations; or (v) Lender has invoked any other remedy or right it has available with respect to the Guaranteed Obligations. Guarantor further agrees to perform the Guaranteed Obligations and make all payments required in connection therewith even if circumstances exist (other than payment and performance in full of the Guaranteed Obligations) which otherwise constitute a legal discharge of Guarantor as surety or guarantor.

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4.    No Other Agreement, Defense. Guarantor warrants to Lender that: (i) no other agreement, representation or special condition exists between Guarantor and Lender regarding the liability of Guarantor hereunder, nor does any understanding exist between Guarantor and Lender that the obligations of Guarantor hereunder are or will be other than as set forth herein; and (ii) as of the date hereof, Guarantor has no defense whatsoever to any action or proceeding that may be brought to enforce this Guaranty.
5.    No Right of Subrogation. Until the Loan has been indefeasibly paid in full, Guarantor waives and agrees not to enforce any claim, right or remedy which Guarantor may now have or hereafter acquires against the Borrower that arises hereunder and/or from the payment or performance by Guarantor of the Guaranteed Obligations, whether or not any such claim, right or remedy arises in equity, under contract, by statute or otherwise, including, without limitation, (i) any right of Guarantor to be subrogated in whole or in part to any claim, right or remedy of Lender; (ii) any claim, right or remedy of reimbursement, exoneration, contribution or indemnification from the Borrower or participation in any claim, right or remedy of Lender against the Borrower, any security which Lender now has or hereafter acquires; and (iii) any right to require the marshalling of assets of the Borrower. Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Deed of Trust and that the waivers set forth in this Paragraph are knowingly made in contemplation of such benefits.
6.    Waiver of Notice. Guarantor waives any and all notice (other than as specifically set forth herein) with respect to: (i) acceptance by Lender of this Guaranty or any of the Loan Documents; and (ii) the provisions of any of the Loan Documents or any other instrument or agreement relating to the Guaranteed Obligations; and (iii) any default in connection with the Guaranteed Obligations.
7.    Waiver of Presentment, Etc. Guarantor waives any presentment, demand, notice of dishonor or nonpayment, protest and notice of protest in connection with the Guaranteed Obligations.
8.    Lender's Rights. Guarantor agrees that Lender may from time to time and as many times as Lender, in its sole discretion, deems appropriate, do any of the following without notice to Guarantor and without adversely affecting the validity or enforceability of this Guaranty: (i) release, surrender, exchange, compromise or settle the Guaranteed Obligations or any portion thereof; (ii) change, renew, or waive the terms of the Guaranteed Obligations or any portion thereof; (iii) change, renew, or waive the terms, including, without limitation, the rate of interest charged to the Borrower, of any note, instrument, or agreement relating to the Guaranteed Obligations or any portion thereof; (iv) grant any extension or indulgence with respect to the payment or performance of the Guaranteed Obligations or any part thereof; (v) enter into any agreement of forbearance with respect to the Guaranteed Obligations, or any part thereof; (vi) sell, release, surrender, exchange or compromise any security held by Lender for any of the Guaranteed Obligations; (vii) release any person or entity that is a guarantor or surety or who has agreed to purchase the Guaranteed Obligations or any portion thereof; (viii) release, surrender, exchange or compromise any security or lien held by Lender for the liabilities of any person or entity that is a guarantor or surety for the Guaranteed Obligations or any portion thereof; and (ix) settle, release, adjust or compromise any claim of Lender against the Borrower or any other person secondarily or otherwise liable, including but not limited to any other guarantors or sureties of the Guaranteed Obligations. Guarantor agrees that Lender may do any of the above as it deems necessary or advisable, in its sole discretion, without giving any notice to Guarantor and that Guarantor will remain liable for full payment and performance of the Guaranteed Obligations.
9.    Representations and Warranties. Guarantor hereby makes the following representations and warranties:
(a)    this Guaranty constitutes the legal, valid and binding obligation of Guarantor, enforceable against it and his/its successors and assigns in accordance with its terms;

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(b)    Guarantor has requisite power and authority to enter into, execute, deliver and carry out this Guaranty and to perform his/its obligations hereunder and all such actions have been duly authorized by all necessary proceedings; and
(c)    the execution and delivery of this Guaranty and the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof by Guarantor will not conflict with, constitute a default under, result in any breach of or violate the partnership agreements any material agreement or instrument to which Guarantor is bound or any Governmental Requirements.
10.    Sealed Instrument. Guarantor recognizes that this Guaranty when executed constitutes a sealed instrument and as a result the instrument will be enforceable as such without regard to any statute of limitations which might otherwise be applicable and without regard to consideration.
11.    Notices. Guarantor agrees that all notices, statements, requests, demands and other communications made pursuant to or under this Guaranty shall be made in the manner set forth in the Deed of Trust and if sent to Guarantor, to each of their respective addresses listed under their signatures, below, and if sent to Lender, to the address set forth in the Deed of Trust.
12.    Entire Agreement; Modification. This Guaranty is the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes and replaces all prior discussions, representations, communications and agreements (oral or written). This Guaranty shall not be modified, supplemented, or terminated, nor any provision hereof waived, except by a written instrument signed by the party against whom enforcement thereof is sought, and then only to the extent expressly set forth in such writing.
13.    Binding Effect; Joint and Several Obligations. This Guaranty is binding upon and inures to the benefit of Guarantor, Lender and their respective heirs, executors, legal representatives, successors, and assigns, whether by voluntary action of the parties or by operation of law. Guarantor may not delegate or transfer his/its obligations under this Guaranty. If there is more than one Guarantor, each Guarantor shall be jointly and severally liable for all liability and obligations, including without limitation the Guaranteed Obligations, hereunder.
14.    Unenforceable Provisions. Any provision of this Guaranty which is determined by a court of competent jurisdiction or government body to be invalid, unenforceable or illegal shall be ineffective only to the extent of such determination and shall not affect the validity, enforceability or legality of any other provision, nor shall such determination apply in any circumstance or to any party not controlled by such determination.
15.    Duplicate Originals; Counterparts. This Guaranty may be executed in any number of duplicate originals, and each duplicate original shall be deemed to be an original. This Guaranty (and each duplicate original) also may be executed in any number of counterparts, each of which shall be deemed an original and all of which together constitute a fully executed Guaranty even though all signatures do not appear on the same document.
16.    Construction of Certain Terms. Defined terms used in this Guaranty may be used interchangeably in singular or plural form, and pronouns shall be construed to cover all genders. Article and section headings are for convenience only and shall not be used in interpretation of this Guaranty. The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Guaranty as a whole and not to any particular section, paragraph or other subdivision; and the word “section” refers to the entire section and not to any particular subsection, paragraph of other subdivision; and “Guaranty” and each of the

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Loan Documents referred to herein mean the agreement as originally executed and as hereafter modified, supplemented, extended, consolidated, or restated from time to time.
17.    Remedies Not Exclusive. Guarantor agrees that the enumeration of Lender’s rights and remedies set forth in this Guaranty is not intended to be exhaustive and the exercise by Lender of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement among the parties to the Loan Documents or which may now or hereafter exist at law or in equity or by suit or otherwise.
18.    No Waiver. Guarantor agrees that no failure on the part of Lender to exercise any of its rights under this Guaranty shall be a waiver of such rights or a waiver of any default by Guarantor. Guarantor further agrees that each written waiver shall extend only to the specific instance actually recited in such written waiver and shall not impair the rights of Lender in any other respect.
19.    Costs. Guarantor agrees to pay all costs and expenses, including reasonable attorneys’ fees, incurred by Lender in enforcing this Guaranty against Guarantor.
20.    No Election of Remedies. Guarantor acknowledges that Lender may, in its sole discretion, elect to enforce this Guaranty for the total Obligations or any part thereof against Guarantor without any duty or responsibility to pursue any other person or entity and that such an election by Lender shall not be a defense to any action Lender may elect to take against Guarantor.
21.    Governing Law. The construction, validity and performance of this Guaranty and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of Ohio applicable to contracts made and performed in such State (without regard to principles of conflict of laws) and any applicable law of the United States of America. To the fullest extent permitted by law, Guarantor hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Guaranty.
22.    Jurisdiction. GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN OHIO, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON HIM AND AGREES THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO GUARANTOR AT THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. GUARANTOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST HIM AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE. GUARANTOR ACKNOWLEDGES AND AGREES THAT THE VENUE PROVIDED ABOVE IS THE MOST CONVENIENT FORUM FOR LENDER, BORROWER AND GUARANTOR. NOTHING CONTAINED HEREIN SHALL PREVENT LENDER FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST ANY PARTY INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF ANY PARTY WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION.
23.    Jury Trial Waiver. GUARANTOR AND LENDER WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON OR RELATED TO THE SUBJECT MATTER OF THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS RELATED TO ANY OF THE LOAN DOCUMENTS. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY EACH PARTY AND EACH

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PARTY ACKNOWLEDGES THAT NEITHER THE OTHER NOR ANY PERSON ACTING ON BEHALF OF THE OTHER HAS OR HAVE MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. GUARANTOR AND LENDER EACH FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty, under seal.

GUARANTOR:

BEHRINGER HARVARD OPPORTUNITY REIT I, INC., a Maryland corporation

By: /s/ Michael J. O’Hanlon                    Name: Michael J.O’Hanlon
Title: Chief Executive Officer

Notice Address:

15601 Dallas Parkway, Suite 600
Addison, Texas 75001-6026
Attn: Chief Legal Officer

STATE OF                         :
:ss
COUNTY OF                         :

On this, the 8 day of August, 2014, before me, a Notary Public in and for the State of Texas, the undersigned officer, personally appeared Michael J. O’Hanlon, who acknowledged himself to be the Chief Executive Officer of BEHRINGER HARVARD OPPORTUNITY REIT I, INC. and that he, as such Chief Executive Officer, being authorized to do so, executed the forgoing Instrument on behalf of the said corporation.

IN WITNESS WHEREOF, I hereunto set my hand and Notarial seal.

My Commission Expires:                    /s/Linda Perkins
February 19, 2018                        NOTARY PUBLIC

[NOTARIAL SEAL]

Chase Park Guaranty of Completion (Required Renovations)

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